UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

Digipath, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-54239	27-3601979
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6450 Cameron Street, Suite 113 Las Vegas, NV	89118
(Address of principal executive offices)	(zip code)

(702) 527-2060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A. Stone Douglass

On July 1, 2021, A. Stone Douglass, 73, was appointed to the Board of Directors (the “Board”) of Digipath, Inc. (the “Company”). Prior to his appointment, Mr. Douglass had been serving as a consultant to the Company, and in connection therewith, on June 2, 2021 Mr. Douglass was awarded an option to purchase 1,000,000 shares of the Company’s common stock with an exercise price of $0.06.

Todd Denkin

On July 1, 2021, the Board appointed Todd Denkin to serve as the President of the Company. At the time of such appointment, Mr. Denkin had been serving as a consultant to the Company pursuant to a Consulting Agreement dated as of December 28, 2020 between the Company and TD Media, Inc., a company owned and controlled by Mr. Denkin. Under the Consulting Agreement, the Company issued TD Media 500,000 shares of common stock and paid TD Media a monthly consulting fee of $8,000.

Todd Denkin, age 57, has many years of experience in the “legal” marijuana industry, and has in the past been an integral part of the Company’s management. Mr. Denkin originally joined the Company in April 2014 as President, and served as the Company’s Chief Executive Officer from October 2014 until June 21, 2016. He then served as the Company’s President and Chief Operating Officer until September 26, 2019, and was thereafter a consultant to the Company until December 2019. From January 2020 until December 2020 when he was re-engaged by the Company as a consultant, Mr. Denkin provided consulting services to cannabis producers, and was active as a cannabis testing educator and content provider. Prior to joining the Company in April 2014, Mr. Denkin served as co-founder and president of both 10 Mile and Growopp, LLC where he created controlled environmental indoor hydroponic grow chambers from 2011 to 2013.

In connection with his appointment as President, the Board awarded Mr. Denkin 1,500,000 shares of the Company’s common stock, and the Company has agreed to pay Mr. Denkin an annual base salary of $150,000 effective July 1, 2021, which will replace his consulting arrangement with the Company under the Consulting Agreement with TD Media.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digipath, Inc.

Date: July 6, 2021

By:	/s/ Bruce Raben
Bruce Raben
Chairman of the Board